UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2013

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Universal Truckload Services, Inc.’s (“Universal”) Current Report on Form 8-K/A amends our Current Report on Form 8-K dated December 19, 2013, originally filed with the Securities and Exchange Commission on December 20, 2013 (the “Original Report”). The Original Report was filed in connection with Universal’s completion of the acquisition of Westport USA Holding, LLC (“Westport”). This Current Report on Form 8-K/A is being filed to include the financial statements and pro forma financial information as required pursuant to Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited balance sheets of Westport as of December 31, 2012 and 2011, and the related statements of income and comprehensive income, stockholder’s equity, and cash flows for the years then ended and the related notes to the financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited balance sheet of Westport as of September 30, 2013, and the related unaudited statements of comprehensive income, stockholder’s equity and cash flows for the nine-months ended September 30, 2013 and 2012 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 28, 2013 and the unaudited pro forma condensed combined statements of income for the thirty-nine weeks ended September 28, 2013 and September 29, 2012, and for the year ended December 31, 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The audited balance sheets of Westport as of December 31, 2012 and 2011, and the related statements of income and comprehensive income, stockholder’s equity, and cash flows for the years then ended and the related notes to the financial statements, and the unaudited balance sheet of Westport as of September 30, 2013, and the unaudited related statements comprehensive income, stockholder’s equity and cash flows for the nine-months ended September 30, 2013 and 2012.

99.2	The unaudited pro forma condensed combined balance sheet as of September 28, 2013 and the unaudited pro forma condensed combined statements of income for the thirty-nine weeks ended September 28, 2013 and September 29, 2012, and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: February 7, 2014	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer